Intangible Assets	12 Months Ended
Jun. 30, 2013
Notes
Intangible Assets

NOTE 5 – INTANGIBLE ASSETS

The Company has capitalized internally developed computer software costs and costs to acquire computer software from a third party as intangible assets. The agreement, mentioned in Note 8, calls for a promissory note in the amount of CAD $175,000 and stock in the amount of $75,000. The total value of the purchased asset was valued as of the date of purchase at $252,951. The Company also incurred additional internally developed computer software costs of $21,540. The Company has determined a 4 year useful life for its computer software.

The Company’s intangible assets are comprised of the following on June 30, 2013 and 2012:

	2013	2012
Computer software	$ 274,491	$ 0
Accumulated depreciation	(52,984)	(0)
Property and equipment, net	$ 221,507	$ 0

Total amortization expense for the years ended June 30, 2013 and 2012 were $53,066 and $0, respectively.